UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

GREENHUNTER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS		76051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation.

On April 25, 2012, the Company filed an Amended and Restated Certificate of Designation for the Company’s 10% Series C Cumulative Preferred Stock with the Secretary of State of the State of Delaware. The Certificate of Designation is filed herewith as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title

3.1	Amended and Restated Certificate of Designations for 10% Series C Cumulative Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.

Date: April 30, 2012	By:	/s/ Morgan F. Johnston
	Name:	Morgan F. Johnston
	Title:	Sr. VP, General Counsel and Secretary

Exhibit Number	Exhibit Title

3.1	Amended and Restated Certificate of Designations for 10% Series C Cumulative Preferred Stock